THE STRIPPED ('ZERO')
U.S. TREASURY
SECURITIES FUND

------------------------------------------------------------
PROVIDENT MUTUAL SERIES A

(A PROVIDENT MUTUAL VARIABLE
LIFE ACCOUNT INVESTMENT)

PROSPECTUS DATED MAY 1, 1998

SPONSOR:
Merrill Lynch,
Pierce, Fenner & Smith Incorporated

This Fund was formed to provide safety of capital and a high yield to maturity through investment in a fixed portfolio consisting primarily of stripped debt obligations of the United States of America ('Stripped Treasury Securities'). These objectives may not be realized if Units are sold before the underlying Securities mature, because market prices of the Securities will vary as interest rates change and with other factors. Stripped Treasury Securities do not make any periodic payments of interest prior to maturity; accordingly, the Trust's portfolio as a whole is priced at a deep discount from face amount, and Unit prices may be subject to greater price fluctuations in response to changing interest rates than in a fund comprised of debt obligations of comparable maturities that pay interest currently. This risk is greater when the period to maturity is longer. See Risk Factors. The Sponsor may deposit additional Securities, with maturities identical to those initially deposited, in connection with creation and sale of additional Units (see Fund Structure).
The Fund consists of the 2006 Trust designated by the year in which its Stripped Treasury Securities mature. Units of the Fund are currently sold only to separate investment accounts of Provident Mutual Life Insurance Company of Philadelphia ('Provident Mutual'), including the Variable Zero Coupon Bond Separate Account (the 'Account'), to fund the benefits under Variable Life Insurance Policies (the 'Policies') issued by Provident Mutual. The Account invests in Units of the Trust in accordance with allocation instructions received from Policyowners. The rights of the Account as a Holder of Units should be distinguished from the rights of a Policyowner as described in the accompanying Prospectus for the Policies.
------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------

Inquiries should be directed to the Trustee 1-800-323-1508

Read and retain this Prospectus for future reference.
------------------------------------------------------------------------

INVESTMENT SUMMARY AS OF DECEMBER 31, 1997+


                                                        2006
                                                       TRUST
                                                    ------------
FACE AMOUNT OF SECURITIES.........................  $ 13,769,026
NUMBER OF UNITS...................................    13,636,339
FACE AMOUNT OF SECURITIES PER 1,000 UNITS.........  $   1,009.73
FRACTIONAL UNDIVIDED INTEREST IN TRUST REPRESENTED
BY EACH UNIT......................................  1/13,636,339th
OFFERING PRICE PER 1,000 UNITS***
    Aggregate offer side evaluation of Securities
  in Trust*.......................................  8,659,175.75
                                                    ------------
    Net asset value (divided by number of Units,
  times 1,000)....................................  $     635.00
    Plus the applicable transaction charge**......          9.67
    Offering Price per 1,000 Units***++...........        644.67
                                                    ------------
                                                    ------------
SPONSORS' REPURCHASE PRICE PER 1,000 UNITS (based
  on offer side evaluation of underlying
  Securities)++...................................  $     635.00
REDEMPTION PRICE PER 1,000 UNITS (based on bid
  side evaluation of underlying
  Securities)****++...............................  $     635.37
CALCULATION OF ESTIMATED NET ANNUAL CASH INTEREST
  INCOME PER $1,000 FACE AMOUNT
    Gross cash annual income......................  $       0.50
    Less estimated annual expenses................          0.50
                                                    ------------
    Estimated net annual cash income..............  $       0.00
                                                    ------------
                                                    ------------
TRUSTEE'S ANNUAL FEE AND EXPENSES
    Per $1,000 face amount of underlying
  Securities (see Expenses and Charges)...........  $       0.50
EVALUATOR'S FEE FOR EACH EVALUATION
    Minimum of $5.00 plus 25 cents for each issue of underlying Securities in excess of 50 issues, treating separate maturities as separate issues. (See Expenses and Charges).
MINIMUM FACE AMOUNT OF FUND
    The Trust may be terminated if the face amount is less than 40% of the face amount of Securities on the Date of Deposit.
EVALUATION TIME
    3:30 P.M. New York Time


------------------
       + The Indenture was signed and the initial deposit was made as of May 14, 1986.
       ++ Plus any net cash.
       * Includes amortization of discount, calculated using the 'interest' method, to expected date of settlement (normally three business days after purchase) for Securities purchased on the Investment Summary date.
      ** The transaction charges applicable as of the date above are 1.50% of its Offering Price (1.523% of the net amount invested in Securities). Transaction charges will decrease as the Trust approaches maturity, as described under Sales of Units.
     *** These figures are computed by dividing the aggregate offering side evaluation of the underlying Securities in the Trust (the price at which they could be purchased directly by the public if they were available) by the number of Units of the Trust outstanding, multiplying the result times 1,000 and adding the applicable transaction charge as described in the preceding footnote. These figures assume a purchase of 1,000 Units. The price of a single Unit, or any multiple thereof, is calculated by dividing the Offering Price per 1,000 Units above by 1,000, and multiplying by the number of Units. As explained under Sale of Units--Offering Price, as it is assumed that income on the Treasury Note will equal Trust expenses, no accrued interest is added to the Offering or Redemption Prices.
     **** Figures shown are $10.30 less than the Offering Price and $0.63 less than the Sponsor's Repurchase Price per 1,000 units.

     TRUST PORTFOLIOS (SEE PORTFOLIOS)

     OBJECTIVES OF THE FUND--To provide safety of capital and a high yield to maturity through investment in a fixed portfolio consisting primarily of stripped debt obligations of the United States of America and receipts and certificates for such stripped debt obligations ('Stripped Treasury Securities'). See Risk Factors--Special Characteristics of Stripped Treasury Securities. The Trust also contains an interest-bearing Treasury Security (the 'Treasury Note') to provide income to pay the expenses of the Trust. There is no assurance that these objectives will be met if Units are sold prior to maturity of the underlying Securities as market prices of the Securities before maturity and therefore the value of the Units will vary with changes in interest rates and other factors. It is intended that Securities selected for the Trust will comply with any investment limitations required to assure favorable income tax treatment for the Policies.

     TRUST PORTFOLIO (See Portfolio.)

     INVESTMENT QUALITY--The Securities are not rated, but in the opinion of the Sponsor, have credit characteristics comparable to those of Securities rated 'AAA' by nationally recognized rating agencies.

     ELIGIBLE PURCHASERS--Currently, Units of the Fund are sold only to Provident Mutual's Variable Zero Coupon Bond Separate Account (the 'Account') to fund the benefits under the Variable Life Insurance Policies (the 'Policies'). Accordingly, the interest of a Policyowner in the Units is subject to the terms of the Policy and is described in the accompanying Prospectus for the Policies, which should be reviewed carefully by a person considering the purchase of a Policy. That Prospectus describes the relationship between increases or decreases in the net asset value of, and any distributions on, Units and the benefits provided under a Policy. The rights of the Account as a Holder of Units should be distinguished from the rights of a Policyowner which are described in the Policies. As long as Units of the Fund are sold only to the Account, the term 'Holder' in this Prospectus shall refer to the Account (or the Sponsor if it holds Units acquired in the secondary market--see Market for Units).

     RISK FACTORS--An investment in Trust Units should be made with an understanding of the risks which are inherent in an investment in deeply discounted debt obligations, including the risk that the value of the Trust and hence of the Units will decline with increases in interst rates. The market value of Stripped Treasury Securities, and therefore the value of the Units, may be subject to greater fluctuations in response to changing interest rates than debt obligations of comparable maturities which pay interest currently. This risk is greater when the period to maturity is longer. (See p. 1.) The interest payments on the Treasury Note are expected to be just sufficient to cover the expenses of the Trust, and no distributions of income are anticipated until maturity of the Securities. Consequently, it is expected that a Holder will receive total distributions of approximately $1,000 for each 1,000 Units held until maturity of the underlying Securities. The Offering Price will vary in accordance with fluctuations in the values of the Securities and the distributions could change if the Securities are paid or sold, or if the expenses of the Trust change. For a discussion of the economic differences between the Trust and a fund consisting of customary securities, see Description of the Fund--Income and Yield.

     MARKET FOR UNITS--The Sponsor, though not obligated to do so, intends to maintain a market for Units based on the aggregate offering side evaluation of the underlying Securities. (See p. 6.) If that market is not maintained, a Holder will be able to dispose of Units through redemption at prices based on the lower, aggregate bid side evaluation of those Securities. (See Redemption.) Market conditions may cause the prices available in the market maintained by the Sponsor or upon exercise of redemption rights to be more or less than the amount paid for Units. The market prices of Stripped Treasury Securities, and hence of the Units, are subject to greater fluctuations than the prices of securities making current payments of interest.

     DISTRIBUTIONS--The final distribution will be made on the first business day following the maturity of the Stripped Treasury Securities to holders of record on the business day immediately preceding the date of distribution, and may include any amount received upon the sale of Securities to meet redemptions of Units which exceeds the amount necessary to meet those redemptions and any accumulated net interest income. Principal from maturity of the Treasury Note will not be distributed until disposition of the Stripped Treasury Security in the Trust. (See Administration of the Fund--Accounts and Distributions.) There will be no payments of interest on the Securities other than on the Treasury Note, which will be used to pay the expenses of the Trust. Consequently, no distributions of interest income should be expected. However, the Sponsor may direct the Trustee to distribute to Holders as of the last Business Day in any year any cash balance in the Income and Capital Accounts not otherwise allocated. Nevertheless, the gross interest income on all Securities in the Trust is taxable to Holders. Each Stripped Treasury Security will be treated for Federal income tax purposes as having 'original issue discount,' which must be amortized over the term of the Stripped Treasury Security and must be included in a Holder's ordinary gross income before the Holder receives the cash attributable to that income. (See Taxes.)

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsor, Trustee and Holders
of The Stripped ("Zero")
U.S. Treasury Securities Fund,
Provident Mutual Series A:

We have audited the accompanying statement of condition of the 2006 Trust of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, including the portfolio, as of December 31, 1997 and the related statements of operations and of changes in net assets for the years ended December 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1997, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the above-mentioned Trust of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A at December 31, 1997 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
March 2, 1998
                                       D-1

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997


                                                     2006 TRUST


TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)                       $8,650,570
  Receivable for unit creations                         218,874
  Other                                                   2,634

            Total trust property                      8,872,078

LESS LIABILITIES:
  Purchases payable                      $218,874
  Other                                       173       219,047

NET ASSETS (Note 2)                                  $8,653,031

UNITS OUTSTANDING                                    13,636,339

UNIT VALUE                                             $0.63456


                              See Notes to Financial Statements.
                                              D-2

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

STATEMENTS OF OPERATIONS


                                                                   2006 TRUST
                                                            Years Ended December 31,
                                                          1997         1996        1995

INVESTMENT INCOME:
  Interest income                                       $  5,944     $  4,511   $    3,558
  Accretion of original issue discount                   455,799      321,283      237,549
  Trustee's fees and expenses                             (5,806)      (4,291)      (3,476)

  Net investment income                                  455,937      321,503      237,631

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed            32,282
  Unrealized appreciation (depreciation) of
    investments                                          356,227     (355,385)     790,801

  Net realized and unrealized gain (loss) on
    investments                                          388,509     (355,385)     790,801

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $844,446     $(33,882)  $1,028,432


                              See Notes to Financial Statements.
                                              D-3

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   2006 TRUST
                                                            Years Ended December 31,
                                                         1997         1996         1995

OPERATIONS:
  Net investment income                               $  455,937   $  321,503   $  237,631
  Realized gain on securities sold or redeemed            32,282
  Unrealized appreciation (depreciation)
    of investments                                       356,227     (355,385)     790,801

  Net increase (decrease) in net assets resulting
    from operations                                      844,446      (33,882)   1,028,432

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of units                                    1,898,370    1,596,441      930,417
  Redemptions of 562,595 units                          (310,074)

  Net capital share transactions                       1,588,296    1,596,441      930,417

NET INCREASE IN NET ASSETS                             2,432,742    1,562,559    1,958,849

NET ASSETS, BEGINNING OF YEAR                          6,220,289    4,657,730    2,698,881

NET ASSETS, END OF YEAR                               $8,653,031   $6,220,289   $4,657,730

UNIT VALUE, END OF YEAR                                 $0.63456     $0.56482     $0.57250

UNITS OUTSTANDING, END OF YEAR                        13,636,339   11,012,916    8,135,744


                              See Notes to Financial Statements.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

(b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to dates of purchase has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

(c) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

2.   NET ASSETS, DECEMBER 31, 1997


Cost of 13,636,339 units at Dates of Deposit                    $6,546,957
Less sales charge                                                  114,572
Net amount applicable to Holders                                 6,432,385
Redemptions of units - net cost of 2,473,107 units less
  redemption amounts                                               205,899
Realized gain on securities sold or redeemed                        85,922
Unrealized appreciation of investments                             656,278
Undistributed net investment income - accretion of original
  issue discount ($1,270,261) plus excess ($2,286) of
  interest income over Trustee's fees and expenses               1,272,547

Net assets                                                      $8,653,031

3.   CAPITAL SHARE TRANSACTIONS

     Additional units were issued by the Trust during the years ended December 31, 1997, 1996 and 1995 as follows:

       1997                  1996              1995

            3,186,018          2,877,172         1,831,831

     Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.
                                    D-5

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

NOTES TO FINANCIAL STATEMENTS


4.   INCOME TAXES

     All Fund items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At December 31, 1997, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in the Trust's portfolio.

5.   DISTRIBUTIONS

     It is anticipated that the Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
PROVIDENT MUTUAL SERIES A

PORTFOLIO
AS OF DECEMBER 31, 1997


     Portfolio No.                                       Adjusted
      and Title of      Interest               Face        Cost        Value
       Securities         Rate  Maturities    Amount     (Note A)    (Note A)


2006 TRUST

 1  Stripped Treasury       0%    2/15/06   $13,696,000  $7,906,301  $8,560,702
    Securities
    (Note B)
 2  U.S. Treasury
    Bonds                9.375    2/15/06        73,026      87,991      89,868

    Total                                   $13,769,026  $7,994,292  $8,650,570

Note A -  See Note 1 to Financial Statements.

Note B - See "Description of the Fund - Special Characteristics of Stripped Treasury Securities" in this Prospectus, Part B.

                             THE STRIPPED ('ZERO')
             U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES

FUND STRUCTURE

STRUCTURE

     This Series (the 'Fund' or the 'Trust') is a unit investment trust created under New York law by one Trust Indenture (the 'Indenture') among the Sponsor, the Trustee and the Evaluator. To the extent that references in the Prospectus are to articles and sections of the Indenture, which are hereby incorporated by reference, the statements made herein are qualified in their entirety by this reference. On the initial date of deposit (the 'Initial Date of Deposit') the Sponsor deposited the underlying Securities with the Trustee at prices equal to the valuation of those Securities on the offer side of the market as determined by the Evaluator, and the Trustee delivered to the Sponsor units of interest ('Units') representing the entire ownership of the Trust. Most if not all of the Securities so deposited were represented by purchase contracts assigned to the Trustee together with an irrevocable letter or letters of credit issued by a commercial bank or banks in the amount necessary to complete their purchase. The record holders ('Holders') of Units will have the right to have their Units redeemed (see Redemption) at a price based on the aggregate bid side evaluation of the Securities ('Redemption Price per Unit') if the Units cannot be sold in the market that the Sponsor proposes to maintain (see Market for Units). Redemptions will be made in securities ('in kind') or in cash at the option of the Holder.

     The Sponsor may deposit additional Securities, with an identical maturity to that of the Securities initially deposited and Units may be continuously offered for sale by means of this Prospectus (see Sale of Units-- Distribution), resulting in a potential increase in the number of outstanding Units (see Selection and Acquisition of Securities). Each Unit, however, will continue to represent an identical face amount of Securities with identical maturity dates.

     As used herein, 'Securities' includes the Stripped Treasury Securities and interest-bearing Treasury Note deposited in the Trust and described under Portfolio and any additional Treasury Securities deposited thereafter or contracts for the purchase thereof together with an irrevocable letter or letters of credit sufficient to perform such contracts.

RISK FACTORS

     An investment in Units should be made with an understanding of the risks which an investment in deep discount debt obligations may entail, including the risk that the value of the Trust's portfolio (the 'Portfolio') and hence of the Units will decline with increases in interest rates. High inflation and recession, together with the fiscal and monetary measures adopted to attempt to deal with those and other economic problems, have contributed to recent wide fluctuations in interest rates and thus in the value of fixed-rate debt obligations generally. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar fluctuations in the future. A direct Holder (but not necessarily a Policyowner--see Taxes) will have significant amounts of taxable income attributable to it before receipt of the cash attributable to that income.

     Because interest on 'zero coupon' debt obligations is not distributed on a current basis but in effect compounded, the value of securities of this type, including the value of accrued and reinvested interest (and of a fund comprised of these obligations), is subject to greater fluctuations than on obligations that distribute income regularly. Accordingly, while the full faith and credit of the U.S. government provides a high level of protection against credit risks on the Securities, sale of Units before maturity of the Securities at a time when interest rates have increased would involve greater market risk than in a fund invested in debt obligations of comparable maturity that pay interest currently. This risk is greater when the period to maturity is longer.

SPECIAL CHARACTERISTICS OF STRIPPED TREASURY SECURITIES

     Bearer bonds are transferable by delivery; payments are made to the holder of the bonds. Stripped bonds have been stripped of their unmatured interest coupons; stripped coupons are coupons that have been stripped from an issuer's bonds. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and not any rights to periodic interest payment thereon. Purchasers of these securities acquire, in effect, discount obligations that are economically identical to the 'zero-coupon bonds' that have been issued by corporations. Zero Coupon bonds are debt obligations that do not make any periodic payments of interest prior to maturity and accordingly are issued at a deep discount.

     Stripped Treasury Securities held by the Trust shall consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their unmatured interest coupons and (b) coupons which have been stripped from U.S. Treasury bearer bonds, either of which may be held through the Federal Reserve Bank's book entry system called 'Separate Trading of Registered Interest and Principal of Securities ('STRIPS'), or 'Coupon Under Book-Entry Safekeeping' ('CUBES'). STRIPS and CUBES, while direct obligations of the United States and issued under programs introduced by the U.S. Treasury, are not issued directly by the U.S. government. The STRIPS program facilitates secondary market stripping of selected Treasury notes and bonds into individual principal and interest components by purchasers with access to a book-entry account at a Federal Reserve bank. Those obligations may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits separate trading and ownership of interest and principal payments. The Federal Reserve does not charge a fee for this service, but book-entry transfers of interest and principal components are subject to the same fee schedule generally applicable to transfers of Treasury securities.

     The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest. The Securities are sold at a substantial discount from their face amounts payable at maturity. A holder of Stripped Treasury Securities will be required to include annually in gross income an allocable portion of the deemed original issue discount, prior to receipt of the cash attributable to that income. However, when an insurance company separate account such as the Account is the Holder, any taxable income will in effect be offset by deducting an equal amount for an increase in reserves. Stripped Treasury Securities are marketable in substantially the same manner as other discount Treasury securities.

     Under generally accepted accounting principles, a holder of a security purchased at a discount normally must report as an item of income for financial accounting purposes the portion of the discount attributable to the applicable reporting period. The calculation of this attributable income would be made on the 'interest' method which generally will result in a lesser amount of includible income in earlier periods and a correspondingly larger amount in later periods. For Federal income tax purposes, the inclusion will be on a basis that reflects the effective semi-annual compounding of accrued but unpaid interest effectively represented by the discount. Although this treatment is similar to the 'interest' method described above, the 'interest' method may differ to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than the semi-annual period (see Taxes below).

DESCRIPTION OF THE FUND

THE PORTFOLIO

     The Portfolio consists of Stripped Treasury Securities, with fixed maturity dates and not having any equity or conversion features, that do not pay interest before maturity and as such were purchased at a deep discount (see above) and of the Treasury Note deposited in order to provide cash income with which to pay the expenses of the Trust. It is intended that the Portfolio will comply with any investment limitations required to assure favorable Federal income tax treatment for the Policies issued by Provident Mutual.

SELECTION AND ACQUISITION OF SECURITIES

     In selecting Securities for deposit in the Trust, the following factors, among others, were considered by the Unit Investment Trusts division of Merrill Lynch, Pierce, Fenner & Smith Incorporated: (i) the types of securities available; (ii) the prices of those securities relative to other comparable securities; (iii) the extent to which those securities trade at a discount from par once the interest coupons are stripped; (iv) the yield to maturity of those securities; and (v) the maturities of those securities.

     The yield to maturity and discount from par on securities of the type deposited in the Trust depends on a variety of factors, including general money market conditions, general conditions of the bond market, prevailing interest rates and the maturities of the securities.

     The Trust consists of the Securities (or contracts to purchase these Securities) listed under Portfolios and any additional Securities deposited in the Trust pursuant to the terms of the Indenture (including provisions with respect to deposit of Securities in connection with the sale of additional Units) as long as they may continue to be held from time to time in the Trust, together with accrued and undistributed interest on any interest bearing securities deposited in order to pay the expenses of the Trust, undistributed cash representing payments of principal and cash realized from the disposition of Securities.

     Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been purchased for the Trust under a contract ('Failed Security'), the Sponsor is authorized under the Indenture to direct the Trustee to acquire substitute securities ('Replacement Securities') to make up the portfolio of the Trust. Replacement Securities must be deposited into the Trust within 20 days after delivery of notice of the failed contract; the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Security. The Replacement Securities must be Securities issued by the U.S. Treasury (i) that make no periodic payments of interest (or, in the case of a Treasury Note used to pay expenses, are of the same issue), (ii) that have a fixed maturity identical to that of the Failed Security, (iii) that are purchased at a price that results in a yield to maturity as of the date of deposit of the Failed Security which is equivalent (taking into consideration then-current market conditions) to the yield to maturity of the Failed Security and (iv) that are not when, as and if issued obligations. If this right of substitution is not utilized to acquire Replacement Securities in the event of a failed contract, the Sponsor will cause to be refunded the attributable transaction charge plus the attributable Cost of Securities to Trust, plus accrued interest and amortization attributable to the relevant Security to the date the Sponsor is notified of the failure.

     Because certain of the Securities from time to time may be sold under certain circumstances described herein, the Trust is not expected to retain its present size and composition (see Redemption). The Indenture also authorizes the Sponsor to increase the size and number of Units by the deposit of additional Securities and the issue of a corresponding number of additional Units, provided that the maturity of any additional Securities deposited in the Trust is identical to the maturity of the Securities initially deposited in the Trust.

THE UNITS

     On the date of the Investment Summary, each Unit represented the fractional undivided interest in the Securities held in the Trust and net income of the Trust set forth under Investment Summary. Thereafter, if Units are redeemed the face amount of Securities will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each remaining Unit in the balance will be increased. However, if additional Units are issued (through deposit of Securities by the Sponsor in connection with the sale of additional Units), the aggregate face amount of Securities will be increased by amounts allocable to additional Units, and the fractional undivided interest represented by each Unit in the balance of the Trust will be decreased. Units will remain outstanding until redeemed upon tender to the Trustee by a Holder (which may include the Sponsor) or until the termination of the Indenture (see Redemption and Administration of the Fund--Amendment and Termination).

INCOME AND YIELD

     The economic effect of purchasing Units of the Trust is that the investor who holds his Units until maturity of the underlying Securities should receive approximately a fixed yield, not only on his original investment but on all earned discount during the life of the Securities. The assumed or implicit automatic reinvestment at market rates at the time of purchase of the portion of the yield represented by earned discount differentiates the Trust from funds comprising customary securities on which current periodic interest is paid at market rates at the time of issue. Accordingly, an investor in the Units, unlike an investor in a fund comprised of customary securities, virtually eliminates his risk of being unable to invest distributions at a rate as high as the yield on his Trust, but will forego the ability to reinvest at higher rates in the future.

     The Treasury Note deposited in order to pay Trust expenses includes an item of accrued but unpaid interest up to its date of deposit. To avoid having Holders pay for this accrued interest (which earns no return) when Units are purchased, the Trustee pays this amount of accrued interest to the Sponsor as a special distribution. The Trustee will recover the amount of this distribution from interest received on the Treasury Note deposited in the Trust. Although the Treasury Note will also accrue interest during the period between the date of deposit and the date of settlement for Units, the Sponsor anticipates that any such amount of accrued interest will be minimal and, therefore, will not be added to the Offering Price of the Units.

     The price per Unit will vary in accordance with fluctuations in the prices of the Securities held by the Trust. Changes in the Offering Prices or in a Trust's expenses will result in changes in the yields to maturity.

TAXES

     The following discussion relates only to direct holders of Units of the Fund, and not to Policyowners. For information on tax consequences to Policyowners, see the attached Prospectus for the Policies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing law:

        The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as the income of the Holders of the Trust in the manner set forth below.

        Each Holder will be considered the owner of a pro rata portion of each Security in the Trust under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to a Holder for its Units, including the transactions charge, is allocated among its pro rata portion of each Security in the Trust (in proportion to the fair market values thereof on the date the Holder purchases its Units) in order to determine its tax cost for its pro rata portion of each Security.

        The Trust consists primarily of Stripped Treasury Securities. A Holder is required to treat its pro rata portion of each Stripped Treasury Security in the Trust as a bond that was originally issued on the date the Holder purchased its Units at an original issue discount equal to the excess of the stated redemption price at maturity over the Holder's tax cost therefor, and to include annually in income a portion of such original issue discount determined under a formula based on the compounding of interest.

        Upon a disposition of all or part of a Holder's pro rata portion of a Security (by sale, exchange or redemption of the Security or by the sale or redemption of all or part of its Units), a Holder will generally recognize taxable gain or loss which will generally be capital gain or loss.

        Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders of the Trust.

        Holders will be required for Federal income tax purposes to include amounts in ordinary gross income in advance of the receipt of the cash attributable to such income. Therefore, the direct holding of Units may be appropriate only for a tax-deferred account which can have taxable income attributed in advance of the receipt of the cash attributable to such income.

        The foregoing discussion relates only to Federal and certain aspects of New York State and City income taxes. Depending on their state of residence, Holders may be subject to state and location taxation and should consult their own tax advisors in this regard.

                                    *  *  *

     After the end of each calendar year, the Trustee will furnish to each Holder an income report, including the Holder's pro rata portion of the fees and expenses paid by the Trust. In order to enable them to comply with Federal and state tax reporting requirements, upon request to the Trustee, Holders will be furnished with evaluations of Securities furnished to it by the Evaluator (Section 4.02).

SALE OF UNITS

OFFERING PRICE

     The Offering Price of the Units is computed by adding (a) the aggregate offer side evaluation of the Securities (as determined by the Evaluator), (b) cash on hand (other than cash covering contracts to purchase Securities), (c) accrued and unpaid interest as of the date of computation and (d) all other assets of the Trust; deducting therefrom the sum of (x) taxes or other government charges against the Trust not previously deducted, (y) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Evaluator and counsel, and certain other expenses and (z) any cash held for distribution to Holders of record as of a date prior to the evaluation; dividing the result by the number of Units outstanding and adding the applicable transaction charge depending on the remaining years to maturity of the Stripped Treasury Security:


                                               PERCENT OF    PERCENT OF
                                                OFFERING     NET AMOUNT
         REMAINING YEAR TO MATURITY              PRICE        INVESTED
---------------------------------------------  ----------    ----------
Less than 2 years............................         0.25%        0.251%
At least 2 years but less than 3 years.......         0.50         0.503
At least 3 years but less than 5 years.......         0.75         0.756
At least 5 years but less than 8 years.......         1.00         1.010
At least 8 years.............................         1.50         1.523


     Provident Mutual initially pays the transaction charge, which it intends to recover through an asset charge. See accompanying Prospectus for the Policies for further information. These transaction charges are less than sales charges on comparable funds offered by the Sponsor reflecting elimination of distribution expenses because all sales are made to the Account. Because the income on the Treasury note is designed to equal Trust expenses, accrued interest on the Note is not reflected in the offering, repurchase or redemption prices of Units. In practice, as determined on an accrual basis by the auditors, accumulated expenses have been slightly higher or lower than the interest on the Treasury Note. These differences are immaterial and may change over time. If there is an expense deficit at termination of the Trust, either the Trustee will waive a part of its fees or the Sponsor will bear sufficient expenses to eliminate the deficit. If a surplus remains at termination, the amount will be distributed to Holders; alternatively, the Sponsor from time to time may direct the Trustee to distribute part or all of any accumulated surplus. The Offering Price on the date of this Prospectus or on any subsequent date will vary from the Offering Price on the date of the Investment Summary in accordance with fluctuations in the aggregate offering side evaluation of the underlying Securities. Amortization of discount will have the effect of increasing at any particular time the offering side evaluation of the underlying Securities.

     The aggregate bid or offer side evaluation of the Securities is determined by the Evaluator in the following manner: (a) on the basis of current bid or offer prices for the Securities, (b) if bid or offer prices are not available for any Securities, on the basis of current bid or offer prices for comparable securities, (c) by appraising the value of the Securities on the bid or offer side of the market, or (d) by any combination of the above. The Evaluator may obtain current price information as to the Securities from investment dealers or brokers (including the Sponsor) which customarily deal in that type of securities.

     The Offering Price is determined on each business day during any initial offering as of the Evaluation Time, effective for all sales made since the last of these evaluations and as of the Evaluation Time on the last business day of each week during any period when there is no initial offering (i.e., when no additional Units are being created), effective for all sales made during the following week (Section 4.01). The term 'business day', as used herein and under 'Redemption', shall exclude Saturdays, Sundays; the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and the following Federal holidays: birthday, Columbus Day and Veterans' Day.

COMPARISON OF OFFERING PRICE, SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE

     On the date of the Investment Summary, the Offering Price per Unit (which includes the transaction charge) and the Sponsor's Repurchase Price per Unit (each based on the offer side evaluation of Securities--see above) exceeded the Redemption Price per Unit (based on the bid side evaluation thereof--see Redemption) by the amounts set forth under Investment Summary.

     Because the bid side evaluation of the Units is lower than the offer side evaluation by the amount set forth under Investment Summary and other reasons (including fluctuations in the market prices of these Securities and the fact that the Offering Price includes a transaction charge), the amount realized by a Holder upon any sale or redemption of Units may be less than the price paid for these Units.

DISTRIBUTION

     During the initial offering period for Units issued in respect of additional Securities deposited by the Sponsor, Units may be purchased by the Account at the Offering Price by means of this Prospectus (except that, as explained above, the transaction charge is initially paid by Provident Mutual). The initial offering period will terminate on the date all newly issued Units are sold. Upon the completion of any initial offering, Units acquired in the secondary market may be offered by this Prospectus at the secondary market Offering Price determined in the manner provided above as of the close of business on the last business day of each week (see Market for Units), also less the transaction charge paid by Provident Mutual.

SPONSOR'S PROFITS

     Upon the sale of Units, the Sponsor will receive the transaction charge at the rates set forth above. The Sponsor may also realize a profit or loss on each deposit of Securities. This is the difference between the cost of the Securities (which is based on the offer side evaluation of the Securities on the date of deposit) and the purchase price of those Securities to the Sponsor. To the extent additional Units continue to be offered for sale, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the date of deposit in the Offering Price of the Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor's business, subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934, and may be of benefit to the Sponsor.

     In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the offer side evaluation of the Securities) and the prices at which it resells those Units (which include the relevant transaction charge) or the prices at which it may redeem those Units (based on the bid side evaluation of the Securities), as the case may be.

MARKET FOR UNITS

     The Sponsor, though not obligated to do so, intends to maintain a secondary market for Units at its own expense and continuously to offer to purchase Units at prices, subject to change at any time, that will be computed on the basis of the offer side evaluation of the Securities, taking into account the same factors referred to in determining the offer side evaluation of the Securities for purposes of sale of Units (see Sale of Units--Offering Price). During the initial offering period or thereafter, on a given day, the price offered by the Sponsor for the purchase of Units shall be an amount not less than Redemption Price per Unit, based on the aggregate bid side evaluation of Securities in the Trust on the date on which the Units are tendered for redemption.

     The Sponsor may redeem any Units it has purchased in the secondary market if it determines it is undesirable to continue to hold those Units in its inventory, provided that it intends to redeem Units only in an amount to substantially equal the value of one or more Securities, so that uninvested cash generated by a redemption is de minimis. Factors which the Sponsor will consider in making this determination will include the number of units of all series of all funds which it has in its inventory, the saleability of the units and its estimate of the time required to sell the units and general market conditions.

REDEMPTION

     While it is anticipated that Units in most cases can be sold for amounts exceeding the Redemption Price per Unit (see Market for Units), Units may be redeemed at the office of the Trustee upon tender on any business day, as defined under Sale of Units--Offering Price, of Certificates or, in the case of uncertificated Units, delivery of a request for redemption, and payment of any relevant tax without any other fee (Section 5.02). Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer.

     The Trustee will redeem Units either in cash or in kind at the option of the Holder as specified in writing to the Trustee. (Unless otherwise specified, redemptions will be made in cash.) Not later than the seventh calendar day following the tender (or if the seventh calendar day is not a business day on the first business day prior thereto), the Holder will be entitled to receive the proceeds of the redemption in an amount and value of Securities per Unit equal to the Redemption Price per Unit (see below) as determined as of the Evaluation Time next following the tender. The Redemption Price per Unit for in kind distributions (the 'In Kind Distribution') will take the form of the distribution of whole Securities represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit) (Section 5.02). So long as the Sponsor is maintaining a market at prices in excess of the Redemption Price per Unit, the Sponsor will repurchase any Units tendered for redemption in cash no later than the close of business on the business day following the tender. The Trustee is authorized in its discretion, if the Sponsor does not repurchase any Units tendered for redemption or if the Sponsor tenders its Units for redemption, to sell the Units in the over-the-counter market at prices which will return to the Holder a net amount in cash equal to or in excess of the Redemption Price per Unit for the Units (Section 5.02).

     If the tendering Holder requests distribution in kind, the Trustee as Distribution Agent for the account of the tendering Holder shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the instructions of the tendering Holder and distribute net cash proceeds to the tendering Holder together with certificates representing whole Securities received as the In Kind Distribution. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind Distribution as of the date of tender.

     The Trustee is empowered to sell Securities in order to make funds available for cash redemptions (Section 5.02). The Securities will be sold so as to maintain, as closely as practicable, the percentage relationship between the face amount of Stripped Treasury Securities and the Treasury Note in the Trust at the time of sale. Provision is made under the Indenture for the Sponsor to specify minimum face amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum face amounts which would be specified would range from $25,000 to $100,000.

     To the extent that Securities are redeemed in kind or sold, the size of the Trust will be reduced. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. In addition, because of the minimum face amounts in which Securities are required to be sold, the proceeds of sale may, if the Sponsor fails to maintain a secondary market as described above, exceed the amount required at the time to redeem Units; any excess proceeds will be deposited in the Capital Account. The price received upon redemption may be more than or less than the amount paid by the Holder depending on the value of the Securities in the Trust at the time of redemption.

     The right of redemption may be suspended and payment postponed for any period (1) during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings or (2) during which, as determined by the Securities and Exchange Commission, (i) trading on that Exchange is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or (3) which the Commission may by order permit (Section 5.02).

     Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each June 30 and December 31 (or the last business day prior thereto), on any business day, as of the Evaluation Time next following the tender of any Unit for redemption, and on any other business day desired by the Trustee or the Sponsor, on the bid side of the market, taking into account the same factors referred to in determining the offer side evaluation for purposes of sale of Units (see Sale of Units--Offering Price).

     While Securities of the type included in the Portfolio involve minimal risk of loss of principal when held to maturity, due to variations in interest rates the market value of the Securities and Redemption Price per Unit can be expected to fluctuate during the period of an investment in the Trust.

EXPENSES AND CHARGES

INITIAL EXPENSES

     All expenses incurred in establishing the Fund and the initial offering of Units and any additional Units, including the cost of the initial preparation and printing of documents related to the Fund, cost of the initial evaluation, the initial fees and expenses of the Trustee, legal expenses, advertising and selling expenses and any other out-of-pocket expenses, will be paid by the Sponsor at no charge to the Trust.

FEES

     The Sponsor receives no fee from the Trust for its services as such. However, while the transaction charge paid by Provident Mutual to the Sponsor is not directly charged to the Account, because of the asset charge by Provident Mutual, Policyowners will indirectly bear these charges (see the information regarding fees and expenses in the accompanying Prospectus). The Trustee's and Evaluator's fees are set forth under Investment Summary. The Trustee's fees, payable in semi-annual installments, are based on the largest face amount of Securities in the Trust during the preceding semi-annual period. For its services as Trustee, the Trustee receives annually $0.25 per $1,000 face amount of Treasury Securities. Certain regular and recurring expenses of the Trust, including the Evaluator's fee and certain mailing and printing expenses, are borne by the Trustee. Expenses in excess of the amount included for those expenses in the Trustee's Annual Fee and Expenses under Investment Summary are borne by the Trust (Section 3.14). The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

OTHER CHARGES

     These include: (a) fees of the Trustee for extraordinary services (Section 8.05), (b) certain expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor (Sections 3.04, 3.09, 8.01[e] and 8.05), (c) various governmental charges (Sections 3.03 and 8.01[h]), (d) expenses and costs of any action taken to protect the Trust (Section 8.01[d]),
(e) indemnification of the Trustee for any loss, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part (Section 8.05) and (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, willful misconduct or reckless disregard of its duties (Section 7.02[b]). The amounts of these charges and fees are secured by a lien on the Trust (Section 8.05). If the balances in the Income and Capital Accounts (see below) are insufficient, the Trustee has the power to sell Securities to pay these amounts (Section 8.05).

ADMINISTRATION OF THE FUND

RECORDS

     The Trustee keeps records of transactions of the Trust, including a current list of the Securities and a copy of the Indenture, which are available to record Holders for inspection at the office of the Trustee at reasonable times during business hours (Sections 8.02 and 8.04).

ACCOUNTS AND DISTRIBUTIONS

     The terms of the Securities provide for payment to the Holders thereof (including the Trust) upon their maturities. Interest received on any Securities in the Trust which bear current interest, including that part of the proceeds of any disposition of any such Security which represents accrued interest and any late payment penalties, is credited to an Income Account and all other receipts are credited to a Capital Account (Sections 3.01 and 3.02). Distributions for Holders as of the Record Day normally will be made by mail on the following Distribution Day and shall consist of an amount substantially equal to each Holder's pro rata share of the distributable cash balance in the Income and Capital Accounts of the Trust computed as of the close of business on the Record Day. The Distribution Day normally shall be the next business day following the maturity of the Securities in the Trust Portfolio; the Record Day shall be the business day immediately preceding the Distribution Day. However, the Sponsor may direct distribution of any cash balance in the Income and Capital Accounts not otherwise allocated on the last Business Day of any year.

     The amount to be distributed may change as Securities are exchanged, paid or sold. Proceeds received from the disposition or payment of any of the Securities which are not used for redemption will be held in the Capital Account (Section 3.04). The Sponsor, however, intends to maintain a secondary market and to redeem Units only when the value of Units redeemed substantially equals the value of one or more portfolio Securities. Amounts, if any, in the Income Account will be distributed to Holders pro rata upon termination of the Trust. A Reserve Account may be created by the Trustee by withdrawing from the Income or Capital Accounts, from time to time, amounts which it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust (Section 3.03). Funds held by the Trustee in the various accounts created under the Indenture do not bear interest (Section 8.01).

PORTFOLIO SUPERVISION

     The Trust is a unit investment trust and is not an actively managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in portfolio of securities on the basis of economic, financial and market analyses. The Portfolio, however, will not be actively managed and adverse conditions will not necessarily require the sale of Securities. The Sponsor, however, may direct the disposition of Securities upon default in payment of amounts due on any of the Securities which is not promptly cured, institution of certain legal proceedings, default in payment of amounts due on other Treasury Securities, or decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of these Securities in the Trust detrimental to the interest of the Holders. If a default in the payment of amounts due on any Security occurs and if the Sponsor fails to give instructions to sell or hold the Security, the Indenture provides that the Trustee, within 30 days of that failure by the Sponsor, may sell the Security (Sections 3.07 and 3.10).

REPORTS TO HOLDERS

     The Trustee will furnish Holders of record with each distribution a statement of the amounts of interest and of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. After the end of each calendar year, the Trustee will furnish to Holders of record a statement
(i) summarizing transactions for that year in the Income, Capital and Reserve Accounts of the Trust, (ii) identifying Securities sold and purchased during the year, and listing Securities held and the number of Units outstanding at the end of the year by each Trust, (iii) stating the Redemption Price per Unit based upon the computation thereof made at the end of the year and (iv) specifying any amounts distributed during the year from the Income and Capital Accounts. The accounts of the Trust shall be audited at least annually by independent certified public accounts designated by the Sponsor, and the report of the accountants shall be furnished by the Trustee to Holders upon request (Section 8.01[e]).

     In order to enable them to comply with Federal and state tax reporting requirements, Holders will be furnished upon request to the Trustee with evaluations of Securities furnished to it by the Evaluator (Section 4.02).

CERTIFICATES

     The Sponsor may collect additional charges for registering and shipping certificates to purchasers. These Certificates are transferable or interchangeable upon presentation at the office of the Trustee, with a payment of $2.00 if required by the Trustee (or other amounts specified by the Trustee and approved by the Sponsor) for each new Certificate and any sums payable for taxes or other governmental charges imposed upon this transaction (Section 6.01) and compliance with the formalities necessary to redeem Certificates (see Redemption). Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred (Section 6.02).

     Alternatively, Holders may elect to hold their Units in uncertificated form. The Trustee will credit each such Holder's account with the number of Units purchased by that Holder. This procedure relieves the Holder of the responsibility for safekeeping of Certificates and of the need to deliver Certificates upon sale of Units. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by Certificates (see above), except that no Certificate need be presented to the Trustee and none will be issued upon transfer unless requested by the Holder. A Holder may at any time request the Trustee (at the Trust's cost) to issue Certificates for Units.

AMENDMENT AND TERMINATION

     The Sponsor and Trustee may amend the Indenture without the consent of Holders (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency, or (c) to make any other provisions which do not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that none of these amendments or waivers will reduce the interest of any Holder without the consent of the Holder or reduce the percentage of Units required to consent to any of these amendments or waivers without the consent of all Holders. (Section 10.01).

     The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the mandatory termination date. The Indenture may be terminated by the Sponsor if the face amount of the Trust is less than the minimum set forth under Investment Summary and may be terminated at any time by written instrument executed by the Sponsor and consented to by Holders of 51% of the Units (Section 8.01[g] and 9.01). The Trustee will deliver written notice of any termination to each Holder within a reasonable period of time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable period of time after the termination, the Trustee must sell all of the Securities then held and distribute to each Holder, upon surrender for cancellation of his Certificates, and after deductions for accrued but unpaid fees, taxes and governmental and other charges, the Holder's interest in the Income and Capital Accounts (Section 9.01). This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of the Holder appearing on the record books of the Trustee.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

THE TRUSTEE

     The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units at any time or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. The resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor (Section 8.06). The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon.

In addition, the Indenture contains other customary provisions limiting the liability of the Trustee (Sections 3.07, 3.10, 8.01 and 8.05).

THE EVALUATOR

     The Evaluator may resign or may be removed, effective upon the acceptance of appointment by its successor, by the Sponsor, who is to use its best efforts to appoint a successor promptly. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notification, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor (Section 4.05). Determinations by the Evaluator under the Indenture shall be made in good faith upon the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or the Holders for errors in judgment. This provision, however, shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (Section 4.04). The Trustee, the Sponsor and the Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof.

THE SPONSOR

     If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Fund or (c) continue to act as Trustee without terminating the Indenture (Section 8.01[f]). The Sponsor shall be under no liability to the Fund or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Sponsor in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (Section 7.02). The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event shall be relieved of all further liability under the Indenture (Section 7.01).

MISCELLANEOUS

TRUSTEE

     The Trustee is The Chase Manhattan Bank, with its Unit Trust Department at Customer Service Retail Department, Bowling Green Station, P.O. Box 5187, New York, New York 10274-5187, (which is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities).

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.

AUDITORS

     The financial statements of the Trust, included herein, have been examined by Deloitte & Touche LLP, independent accountants, as stated in their opinion and have been included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

SPONSOR

     The Sponsor is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. The Sponsor has acted as principal underwriter and managing underwriter of other unit investment trusts. The Sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacity as a broker or dealer in securities.

CODE OF ETHICS

     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's resoponsibilities to the Funds at a concession not in excess of the maximum sales charge.

                                                            THE STRIPPED
                                                            ('ZERO') U.S.
                                                            TREASURY SECURITIES
                                                            FUND,
                                                            PROVIDENT MUTUAL
                                                            SERIES A
                                                            This Prospectus does
                                                            not contain all of
                                                            the information with
                                                            respect to the
                                                            investment company
                                                            set forth in its
                                                            registration
                                                            statement and
                                                            exhibits relating
                                                            thereto which have
                                                            been filed with the
                                                            Securities and
                                                            Exchange Commission,
                                                            Washington, D.C.
                                                            under the Securities
                                                            Act of 1933 and the
                                                            Investment Company
                                                            Act of 1940, and to
                                                            which reference is
                                                            hereby made. Copies
                                                            of filed material
                                                            can be obtained from
                                                            the Public Reference
                                                            Section of the
                                                            Commission, 450
                                                            Fifth Street, N.W.,
                                                            Washington, D.C.
                                                            20549 at prescribed
                                                            rates. The
                                                            Commission also
                                                            maintains a Web site
                                                            that contains
                                                            information
                                                            statements and other
                                                            information
                                                            regarding
                                                            registrants such as
                                                            Defined Asset Funds
                                                            that file
                                                            electronically with
                                                            the Commission at
                                                            http://www.sec.gov.
                                                            No person is
                                                            authorized to give
                                                            any information or
SPONSOR:                                                    to make any
Merrill Lynch,                                              representations with
Pierce, Fenner & Smith Incorporated                         respect to this
Defined Asset Funds                                         investment company
P.O. Box 9051                                               not contained in
Princeton, NJ 08543-9051                                    this Prospectus; and
(609) 282-8500                                              any information or
EVALUATOR:                                                  representation not
Interactive Data Corporation                                contained herein
14 Wall Street                                              must not be relied
New York, NY 10005                                          upon as having been
INDEPENDENT ACCOUNTANTS:                                    authorized. This
Deloitte & Touche LLP                                       Prospectus does not
2 World Financial Center                                    constitute an offer
9th Floor                                                   to sell, or a
New York, NY 10281-1414                                     solicitation of an
TRUSTEE:                                                    offer to buy,
The Chase Manhattan Bank                                    securities in any
Customer Service Retail Department                          state to any person
Bowling Green Station                                       to whom it is not
P.O. Box 5187                                               lawful to make such
New York, NY 10274-5187                                     offer in such state.
1-800-323-1508                                              CONTENTS
Investment Summary......................                                     A-2
Fund Structure..............................................                   1
Risk Factors................................................                   1
Description of the Fund.....................................                   2
Taxes.......................................................                   3
Sale of Units...............................................                   4
Market for Units............................................                   6
Redemption..................................................                   6
Expenses and Charges........................................                   7
Administration of the Fund..................................                   8
Resignation, Removal and Limitations on Liability...........                   9
Miscellaneous...............................................                  10
Accountants' Opinion Relating to the Fund...................                 D-1
Statement of Condition of the Fund..........................                 D-2
Portfolio...................................................                 D-9


                                                      14205--5/98